[Logo] M F S (R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

MFS(R) GLOBAL
GOVERNMENTS FUND

SEMIANNUAL REPORT o MAY 31, 1999

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
MFS' Year 2000 Readiness Disclosure ....................................... 35
Trustees and Officers ..................................................... 37

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of maintaining diversified portfolios and of staying with our funds' clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended May 31, 1999, Class A shares of the Fund provided a total return of -1.58%, Class B shares -1.90%, Class C shares -1.88%, and Class I shares -1.41%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average global income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned -1.74%. The Fund's returns also compare to a -3.83% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Q. HOW IS THE FUND ALLOCATED AMONG VARIOUS MARKETS?

A. Approximately 18% of the portfolio is invested in high-yield U.S. corporate bonds, 22% in U.S. Treasuries, and 6% in U.S. investment-grade corporate bonds. We also have 8% in emerging market bonds, 7% in European corporate bonds, 5% in mortgage-backed securities, 5% in bonds of dollar-bloc countries such as New Zealand and Australia, and the rest in European and Japanese government bonds. The Fund is managed for a combination of income and capital appreciation -- that is, total return. We seek our objective by investing in fixed-income securities from around the world. Because the Fund invests in a variety of markets, it can seek the best potential returns while helping to diversify risk.

Q. HAVE YOU CHANGED YOUR EMERGING MARKET WEIGHTING?

A. At the beginning of the year, our emerging market holdings accounted for about 15% of portfolio assets. As these markets recovered from their crisis levels of 1998, we gradually reduced our exposure. It is currently about 8% of assets. Now the question is whether the economic recovery in Asia and Latin America is sustainable. We think it probably is and, as we see more concrete signs of recovery, our emerging markets exposure may increase.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST
   SIX MONTHS?

A. The performance of the Fund's emerging market and corporate holdings has improved over the past six months. Also, the U.S. dollar has been strong thanks to the strength of the U.S. economy. The Fund has a relatively heavy weighting in the dollar, and this position contributed to performance. Finally, the Fund has benefited from the rebound of the high-yield corporate market, a sector in which the strong U.S. economy has boosted corporate earnings and given companies the capital they need to meet debt payments.

Q. WHY DID EMERGING MARKETS AND CORPORATE BONDS IMPROVE SO MUCH?

A. During last fall's emerging market turmoil, the Federal Reserve Board (the
   Fed) cut short-term interest rates three times, and almost every other central bank in the world also cut rates. By making borrowing cheaper, these central banks provided a heavy injection of liquidity into the world's financial markets. That, in turn, gave investors more confidence in emerging market and corporate issuers, which made their bonds more attractive. Also, countries such as South Korea were quick and resourceful in shoring up their banking systems and forcing structural changes in their economies. These moves helped assure investors that some of the structural problems underlying the Asian financial crisis were being addressed.

Q. WHAT'S YOUR VIEW ON JAPAN?

A. We think Japan is bottoming out economically, and the Japanese government is promising a 0.5% growth rate this year. Most people, including us, do not think growth will be that high, partly because demand at the consumer level continues to be very weak. The Bank of Japan has lowered short-term interest rates to zero in an attempt to stimulate demand. At the same time, the government is running a very large deficit, with no prospect of closing that gap any time soon. With the economy so weak and the Bank of Japan willing to keep short-term rates at zero to inject liquidity into the financial markets, we think that domestic investors -- public and private -- will support government bonds near current levels. So we have about 8% of the portfolio in long-term Japanese government bonds.

Q. GROWTH IN EUROPE HAS BEEN SLOW THIS YEAR. WHY IS THAT?

A. This is the first year of the European monetary union (EMU), and growth among EMU countries has been somewhat disappointing. European countries are still facing fiscal constraints after several years of trying to get their budget deficits low enough to meet the criteria for joining EMU. Also, Europe has suffered from the Asian crisis more than most government officials had expected. Italy's exports, in particular, have been weak because Italy competes directly with Asia in such products as textiles. Currency devaluations in Asia in 1997 and 1998 made exports from that region cheaper. Europe also has some fairly severe structural issues such as high labor costs and inflexible product markets. For these reasons, the price of the euro relative to the dollar has fallen.

Q. HOW IS YOUR VIEW REFLECTED IN THE PORTFOLIO?

A. Because European governments have kept interest rates down to help stimulate growth, prices of European bonds have outperformed U.S. Treasuries over the past six months. For this reason, we have emphasized European bonds and deemphasized Treasuries. We also have favored markets such as Sweden, Denmark, Greece, and the United Kingdom. All of these countries are candidates for EMU in the next two to five years. As these countries get closer to joining EMU, we expect yields in their bond markets to decline toward those of current EMU members.

Q. HOW HAVE YOUR U.S. CORPORATE BONDS PERFORMED?

A. We have gotten good performance from our holdings in U.S. cable and telecommunications companies such as Time Warner which is benefiting from continuing consolidation and the rapid growth in its industry. The Fund also has been helped by its holdings in "Yankee" banks. Those are healthy, non-U.S. banks, such as Union Bank of Norway, that issue bonds in U.S. dollars.

Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SEVERAL MONTHS?

A. We think the U.S. dollar will stay firm and may appreciate against the yen and the euro. The strength of the euro will depend on whether European growth picks up and whether the Fed succeeds in slowing U.S. growth. The Fed has signaled that it is determined to slow things down to keep inflation at bay, and that probably means an annual growth rate of 2.5% to 3%. Although somewhat slower than the growth rate we've seen over the past several months we believe the 2.5% to 3% rate should continue to support our holdings in high-yield corporate bonds and in the rest of the non-Treasury market. Based on this outlook, we expect to keep a fair amount of this portfolio invested in both of these markets. Furthermore, if central bankers and other policymakers can find a way to slow growth in the United States, increase growth in the rest of the world, and deal with some of the structural problems that led to the emerging market turmoil, we think our positions in emerging market bonds should do well.

/s/ Christopher D. Piros                       /s/ James T. Swanson

    Christopher D. Piros                           James T. Swanson
    Portfolio Manager                              Portfolio Manager

Note to Shareholders: On January 1, 1999, Christopher D. Piros joined James T. Swanson as a portfolio manager of the Fund.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   CHRISTOPHER D. PIROS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF MFS(R) GLOBAL GOVERNMENTS FUND. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN. MR. PIROS JOINED MFS IN 1989 AS VICE PRESIDENT IN THE FIXED INCOME DEPARTMENT AND WORKED IN THE INTERNATIONAL FIXED INCOME AREA BEFORE BEING NAMED A PORTFOLIO MANAGER IN 1992. HE WAS NAMED SENIOR VICE PRESIDENT IN 1997. PRIOR TO JOINING MFS, HE HAD BEEN A VICE PRESIDENT AND SENIOR ECONOMIST IN THE QUANTITATIVE ASSET MANAGEMENT AREA AT A MAJOR CHICAGO-BASED SECURITIES FIRM AND AN ASSISTANT PROFESSOR AT THE FUQUA SCHOOL OF BUSINESS AT DUKE UNIVERSITY. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY AND HOLDS A PH.D. FROM HARVARD UNIVERSITY.

   JAMES T. SWANSON IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) STRATEGIC INCOME FUND, MFS(R) GLOBAL GOVERNMENTS FUND, MFS(R) GLOBAL GOVERNMENTS SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), THE STRATEGIC INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST, AND MFS(R) MULTIMARKET INCOME TRUST. MR. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED FINANCIAL ANALYST.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                       SEEKS INCOME AND CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:           FEBRUARY 26, 1981

  CLASS INCEPTION:                 CLASS A  FEBRUARY 26, 1981
                                   CLASS B  SEPTEMBER 7, 1993
                                   CLASS C  JANUARY 3, 1994
                                   CLASS I  JANUARY 2, 1997

  SIZE:                            $180.3 MILLION NET ASSETS AS OF MAY 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH MAY 31, 1999

CLASS A

                                        6 Months         1 Year        3 Years        5 Years   10 Years/Life
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   -1.58%         -1.58%         +9.18%        +27.69%        +105.34%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          -1.58%         +2.97%        + 5.01%        +  7.46%
-------------------------------------------------------------------------------------------------------------
SEC Results                                  --          -6.26%         +1.31%        + 3.99%        +  6.94%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                        6 Months         1 Year        3 Years        5 Years   10 Years/Life
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   -1.90%         -2.35%         +6.65%        +22.72%         +96.16%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          -2.35%         +2.17%        + 4.18%         + 6.97%
-------------------------------------------------------------------------------------------------------------
SEC Results                                  --          -6.03%         +1.26%        + 3.87%         + 6.97%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                        6 Months         1 Year        3 Years        5 Years   10 Years/Life
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   -1.88%         -2.32%         +6.65%        +22.96%        + 97.08%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          -2.32%         +2.17%        + 4.22%        +  7.02%
-------------------------------------------------------------------------------------------------------------
SEC Results                                  --          -3.24%         +2.17%        + 4.22%        +  7.02%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                        6 Months         1 Year        3 Years        5 Years   10 Years/Life
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                   -1.41%         -1.32%         +9.81%        +28.42%        +106.49%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          -1.32%         +3.17%        + 5.13%        +  7.52%
-------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1999

PORTFOLIO STRUCTURE

               International                            37.2%
               U.S. Treasuries                          22.4%
               High-Yield Corporates                    18.1%
               Emerging Markets                          7.8%
               High-Grade Corporates                     6.4%
               Mortgage Backed                           5.2%
               Yankee                                    2.5%
               Cash                                      0.4%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 1999

Bonds - 89.2%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 44.0%
  Airlines - 1.2%
    Continental Airlines, Inc., 9.5s, 2001                          $     1,994             $  2,078,745
--------------------------------------------------------------------------------------------------------
  Auto Parts - 1.0%
    Federal Mogul Corp., 7.5s, 2009##                               $     2,000             $  1,867,420
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.1%
    Bayerische Landesbank NY, 5.875s, 2008                          $     2,000             $  1,875,140
    Providian National Bank, 6.75s, 2002                                  1,900                1,893,920
                                                                                            ------------
                                                                                            $  3,769,060
--------------------------------------------------------------------------------------------------------
  Building - 2.3%
    Building Materials Corp., 8.625s, 2006                          $     2,000             $  2,045,000
    Nortek Inc., 9.125s, 2007                                             2,000                2,060,000
                                                                                            ------------
                                                                                            $  4,105,000
--------------------------------------------------------------------------------------------------------
  Business Services - 0.8%
    Unisystem Corp., 7.875s, 2008                                   $     1,400             $  1,414,000
--------------------------------------------------------------------------------------------------------
  Coal - 1.1%
    P&L Coal Holdings Corp., 8.875s, 2008                           $     2,000             $  2,015,000
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.6%
    Revlon Consumer Products Corp., 8.125s, 2006                    $     1,500             $  1,492,500
    Pierce Leahy Corp., 11.125s, 2006                                     1,275                1,415,250
                                                                                            ------------
                                                                                            $  2,907,750
--------------------------------------------------------------------------------------------------------
  Entertainment - 3.7%
    AMC Entertainment, Inc., 9.5s, 2009                             $     1,750             $  1,680,000
    Park Place Entertainment Corp., 7.875s, 2005                          2,000                1,920,000
    Time Warner Entertainment Co. LP, 8.375s, 2033                        2,773                3,113,025
                                                                                            ------------
                                                                                            $  6,713,025
--------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 5.2%
    GNMA, 7s, 2027 - 2028                                           $     9,368             $  9,367,603
--------------------------------------------------------------------------------------------------------
  Industrial - 0.6%
    Mark IV Industries, Inc., 7.5s, 2007                            $     1,100             $  1,023,000
--------------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    Conseco, Inc., 6.4s, 2001                                       $       859             $    844,672
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.9%
    Tenet Healthcare Corp., 8.625s, 2003                            $     1,685             $  1,706,062
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.3%
    Ryerson Tull, Inc., 9.125s, 2006                                $       500             $    520,175
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.5%
    Husky Oil Ltd., 8.9s, 2028                                      $       990             $    943,886
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.1%
    Hollinger International Publishing Inc., 8.625s, 2005           $     2,000             $  2,065,000
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    Red Roof Inns, Inc., 9.625s, 2003                               $     1,800             $  1,822,500
--------------------------------------------------------------------------------------------------------
  Stores - 0.2%
    Southland Corp., 5s, 2003                                       $       300             $    267,750
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Marsh Supermarkets, Inc., 8.875s, 2007                          $       900             $    927,000
--------------------------------------------------------------------------------------------------------
  Telecommunications - 2.4%
    Chancellor Media Corp., 8s, 2008##                              $     1,725             $  1,707,750
    CSC Holdings, Inc., 9.25s, 2005                                       1,600                1,704,000
    Worldcom Inc. Georgia, 6.95s, 2028                                      938                  913,312
                                                                                            ------------
                                                                                            $  4,325,062
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 16.4%
    U.S. Treasury Bonds, 5.25s, 2028                                $     2,488             $  2,252,411
    U.S. Treasury Notes, 3.875s, 2009                                     2,809                2,808,540
    U.S. Treasury Notes, 4s, 2000                                         2,200                2,160,466
    U.S. Treasury Notes, 4.25s, 2003                                     12,995               12,282,354
    U.S. Treasury Notes, 4.75s, 2008                                      1,520                1,414,071
    U.S. Treasury Notes, 5.25s, 2001                                      6,000                5,979,844
    U.S. Treasury Notes, 5.625s, 2008                                     2,619                2,594,853
                                                                                            ------------
                                                                                            $ 29,492,539
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    El Paso Electric Co., 8.9s, 2006                                $     1,000             $  1,092,270
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $ 79,267,519
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 45.2%
  Argentina - 0.3%
    Argentina Republic, 11.447s, 2005                               $       700             $    616,000
--------------------------------------------------------------------------------------------------------
  Brazil - 1.3%
    Federal Republic of Brazil, 5s, 2014                            $     3,383             $  2,122,608
    Federal Republic of Brazil, 11.625s, 2004                               380                  344,850
                                                                                            ------------
                                                                                            $  2,467,458
--------------------------------------------------------------------------------------------------------
  Canada - 0.8%
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oil Services)          $     1,400             $  1,416,464
--------------------------------------------------------------------------------------------------------
  Denmark - 4.1%
    Kingdom of Denmark, 7s, 2007                                  DKK    22,006             $  3,642,554
    Nykredit, 6s, 2029 (Banks and Credit Cos.)                           27,766                3,781,739
                                                                                            ------------
                                                                                            $  7,424,293
--------------------------------------------------------------------------------------------------------
  Germany - 2.9%
    Federal Republic of Germany, 6s, 2007                         EUR     1,096             $  1,293,847
    Treuhandanstalt, 6.625s, 2003                                         1,865                2,187,085
    Federal Republic of Germany, 4.75s, 2028                              1,750                1,726,604
                                                                                            ------------
                                                                                            $  5,207,536
--------------------------------------------------------------------------------------------------------
  Greece - 2.1%
    Hellenic Republic, 5.75s, 2008                                EUR     1,331             $  1,488,717
    Republic of Greece, 8.01s, 2003                               GRD   653,000                2,278,857
                                                                                            ------------
                                                                                            $  3,767,574
--------------------------------------------------------------------------------------------------------
  Italy - 4.3%
    Republic of Italy, 5s, 2008                                   EUR     7,066             $  7,749,343
--------------------------------------------------------------------------------------------------------
  Mexico - 2.4%
    Petroleos Mexicanos, 9.5s, 2027 (Oil Services)                  $     1,300             $  1,204,125
    United Mexican States, 6.25s, 2019                                    1,175                  873,965
    United Mexican States, 9.75s, 2005                                      860                  844,950
    United Mexican States, 10.375s, 2009                                  1,530                1,522,350
                                                                                            ------------
                                                                                            $  4,445,390
--------------------------------------------------------------------------------------------------------
  Morocco - 1.3%
    Morroco Restructuring & Consolidating Agreement, 6.063s, 2009+  $     2,928             $  2,298,555
--------------------------------------------------------------------------------------------------------
  New Zealand - 5.0%
    Government of New Zealand, 8s, 2004                           NZD     6,226             $  3,627,105
    Government of New Zealand, 7s, 2009                                   4,800                2,703,786
    Government of New Zealand, 8s, 2006                                   4,570                2,711,325
                                                                                            ------------
                                                                                            $  9,042,216
--------------------------------------------------------------------------------------------------------
  Norway - 0.8%
    Union Bank Norway, 7.35s, 2049 (Banks and Credit Cos.)##        $     1,400             $  1,392,552
--------------------------------------------------------------------------------------------------------
  Panama - 0.6%
    Republic of Panama, 4s, 2014                                    $     1,440             $  1,033,200
--------------------------------------------------------------------------------------------------------
  Peru - 0.3%
    Republic of Peru, 4.5s, 2017                                    $       840             $    508,200
--------------------------------------------------------------------------------------------------------
  Philippines - 0.5%
    Republic of Philippines, 9.875s, 2019                           $       985             $    950,525
--------------------------------------------------------------------------------------------------------
  Poland - 0.8%
    Telekomunikacja Polska SA Finance BV, 7.75s, 2008
      (Utilities - Telephone)##                                     $     1,500             $  1,469,400
--------------------------------------------------------------------------------------------------------
  Spain - 5.1%
    Government of Spain, 6s, 2008                                 EUR     7,836             $  9,169,237
--------------------------------------------------------------------------------------------------------
  Sweden - 4.5%
    Kingdom of Sweden, 6s, 2005                                   SEK    31,400             $  3,997,898
    Kingdom of Sweden, 9s, 2009                                          26,100                4,081,808
                                                                                            ------------
                                                                                            $  8,079,706
--------------------------------------------------------------------------------------------------------
  United Kingdom - 6.7%
    Colt Telecom Group PLC, 8.875s, 2007 (Telecommunications)     DEM     1,800             $  1,029,859
    Halifax, 6.083s, 2012 (Banks and Credit Cos.)                 GBP     1,700                2,660,488
    Lloyds Bank, 7.375s, 2004 (Banks and Credit Cos.)                     1,500                2,538,769
    Polestar Corp., 10.5s, 2008 (Industrial)                                575                  907,332
    U.K. Treasury, 7s, 2002                                               1,341                2,261,066
    Woolwich Building Society, 5.819s, 2012
      (Banks and Credit Cos.)                                             1,700                2,626,446
                                                                                           -------------
                                                                                           $  12,023,960
--------------------------------------------------------------------------------------------------------
  Venezuela - 1.4%
    Corporacion Andina De Fomento, 7.75s, 2004 (Industrial)         $     1,200             $  1,205,880
    Corporacion Andina De Fomento, 4.75s, 2004 (Industrial)##     EUR     1,300                1,340,755
                                                                                            ------------
                                                                                            $  2,546,635
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 81,608,244
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $166,703,416)                                                 $160,875,763
--------------------------------------------------------------------------------------------------------
Warrants
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
    Republic of Venezuela* (Identified Cost, $0)                         12,500             $         --
--------------------------------------------------------------------------------------------------------
Call Options Purchased - 0.4%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Japan Government Bonds/August/135.31                          JPY   980,000                $  90,846
    British Pounds June/1.645                                     GBP    15,104                  406,635
    British Pounds June/1.6725                                            1,743                    8,262
    Euro July/1.0515                                              EUR     9,373                  148,350
--------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $458,133)                                      $    654,093
--------------------------------------------------------------------------------------------------------

Put Options Purchased - 0.4%
--------------------------------------------------------------------------------------------------------
    Japanese Yen June/120                                         JPY 1,980,272               $  119,642
    British Pounds June/1.645                                     GBP    15,104                   11,690
    British Pounds June/1.5875                                            1,654                    7,128
    Deutsche Marks November/0.997                                 EUR       375                  164,916
    Deutsche Marks November/0.997                                           694                  269,855
    Hong Kong Dollar June/8.5                                     HKD    40,205                        0
    Hong Kong Dollar June/9                                              43,200                        0
    Japanese Yen July/121.7                                       JPY 1,874,472                  181,824
--------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $708,634)                                         $  755,055
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 12.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank Consolidated Discount Notes,
      due 6/01/99                                                    $   16,850             $ 16,850,000
    Federal National Mortgage Association Discount Notes,
      due 6/22/99                                                         5,000                4,986,233
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 21,836,233
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $189,706,416)                                           $184,121,144
--------------------------------------------------------------------------------------------------------
Call Options Written - (0.2)%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Australian Dollar April/0.625                                 AUD    10,088             $   (126,700)
    British Pounds June/1.56                                      GBP     5,024                   (5,928)
    Euro July/1.0515                                              EUR     9,373                 (145,088)
    Japanese Yen July/112.75                                      JPY 1,736,621                  (22,576)
--------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Paid, $(400,004))                                      $   (300,292)
--------------------------------------------------------------------------------------------------------

Put Options Written - (0.1)%
--------------------------------------------------------------------------------------------------------
    Japan Government Bonds/August/135.31                          JPY   980,000             $   (161,414)
    Hong Kong Dollar June/8.5                                     HKD    44,272                        0
    Hong Kong Dollar June/9                                              44,000                        0
--------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Paid, $(418,191))                                       $   (161,414)
--------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (1.8)%                                                       (3,360,329)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $180,299,109
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

               AUD    = Australian Dollars              GRD  = Greek Drachma
               CAD    = Canadian Dollars                HKD  = Hong Kong Dollar
               DEM    = Deutsche Marks                  NZD  = New Zealand Dollars
               DKK    = Danish Kroner                   SEK  = Swedish Kroner
               EUR    = Euro                            JPY  = Japanese Yen
               GBP    = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
MAY 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $189,706,416)           $184,121,144
  Net receivable for forward foreign currency exchange
    contracts sold                                                     241,322
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreement                      326,558
  Receivable for investments sold                                    1,278,473
  Receivable for Fund shares sold                                      133,052
  Receivable for daily variation margin on open futures
    contracts                                                            5,990
  Interest receivable                                                2,614,822
  Other assets                                                         387,091
                                                                  ------------
    Total assets                                                  $189,108,452
                                                                  ------------
Liabilities:
  Cash overdraft                                                      $  4,821
  Payable for investments purchased                                  7,333,115
  Payable for Fund shares reacquired                                   338,733
  Net payable for forward foreign currency exchange
    contracts purchased                                                338,678
  Written options outstanding, at value (premiums received,
    $818,195)                                                          461,706
  Payable to affiliates -
    Management fee                                                      15,404
    Administrative fee                                                     297
    Distribution and service fee                                        84,721
    Shareholder servicing agent fee                                      2,076
  Payable for swap agreement                                            36,845
  Accrued expenses and other liabilities                               192,947
                                                                  ------------
      Total liabilities                                           $  8,809,343
                                                                  ------------
Net assets                                                        $180,299,109
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $194,462,707
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                   (5,106,579)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                 (11,849,859)
  Accumulated undistributed net investment income                    2,792,840
                                                                  ------------
      Total                                                       $180,299,109
                                                                  ============
Shares of beneficial interest outstanding                          17,561,991
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $114,448,170 / 11,087,671 shares of
     beneficial interest outstanding)                               $10.32
                                                                    ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                      $10.83
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $59,341,316 / 5,838,668 shares of
     beneficial interest outstanding)                               $10.16
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $4,685,016 / 458,819 shares of
     beneficial interest outstanding)                               $10.21
                                                                    ======
Class I shares:
  Net asset value and offering price per share
    (net assets of $1,824,607 / 176,833 shares of
     beneficial interest outstanding)                               $10.32
                                                                    ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
FOR SIX MONTHS ENDED MAY 31, 1999
-------------------------------------------------------------------------------

Net investment income:
  Interest income                                                  $  6,360,037
                                                                   ------------
  Expenses -
    Management fee                                                 $    730,048
    Trustees' compensation                                               17,187
    Shareholder servicing agent fee                                     105,609
    Distribution and service fee (Class A)                              150,451
    Distribution and service fee (Class B)                              301,828
    Distribution and service fee (Class C)                               26,389
    Administration                                                       12,003
    Custodian fee                                                        62,080
    Printing                                                             29,728
    Postage                                                              24,067
    Auditing                                                             19,000
    Legal                                                                 4,885
    Miscellaneous                                                        98,190
                                                                   ------------
      Total expenses                                               $  1,581,465
    Fees paid indirectly                                                (30,765)
                                                                   ------------
      Net expenses                                                 $  1,550,700
                                                                   ------------
        Net investment income                                      $  4,809,337
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (9,186,847)
    Written option transactions                                       1,529,418
    Foreign currency transactions                                     4,797,985
    Futures contracts                                                    37,938
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (2,821,506)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ (5,044,111)
    Written options                                                     (99,960)
    Translation of assets and liabilities in foreign currencies         119,090
    Futures contracts                                                   (18,209)
    Swap agreements                                                     (36,845)
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        transactions                                               $ (5,080,035)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (7,901,541)
                                                                   ------------
          Decrease in net assets from operations                   $ (3,092,204)
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                                 MAY 31, 1999           NOVEMBER 30, 1998
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  4,809,337                $ 14,176,452
  Net realized loss on investments and foreign currency
    transactions                                                   (2,821,506)                 (9,004,817)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           (5,080,035)                  2,068,038
                                                                 ------------                ------------
    Increase (decrease) in net assets from operations            $ (3,092,204)               $  7,239,673
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (8,915,136)               $ (6,952,221)
  From net investment income (Class B)                             (3,474,564)                 (2,402,143)
  From net investment income (Class C)                               (333,062)                   (224,741)
  From net investment income (Class I)                               (132,660)                    (84,491)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                 --                           (900,629)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                 --                           (392,688)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 --                            (41,406)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 --                            (10,151)
                                                                 ------------                ------------
    Total distributions declared to shareholders                 $(12,855,422)               $(11,008,470)
                                                                 ------------                ------------
Net decrease in net assets from Fund share transactions          $(10,010,622)               $(66,644,760)
                                                                 ------------                ------------
      Total decrease in net assets                               $(25,958,248)               $(70,413,557)
Net assets:
  At beginning of period                                          206,257,357                 276,670,914
                                                                 ------------                ------------
At end of period (including accumulated undistributed net
  investment income of $2,792,840 and $10,838,925,
  respectively)                                                  $180,299,109                $206,257,357
                                                                 ============                ============
See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                  PERIOD ENDED       -------------------------------------------------------------------------
                                  MAY 31, 1999            1998            1997            1996            1995            1994
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of year     $11.20          $11.34          $11.70          $12.46          $11.39          $13.37
                                        ------          ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income                 $ 0.27          $ 0.70          $ 0.64          $ 0.65          $ 0.76          $ 0.63
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                         (0.42)          (0.34)          (0.68)           0.17            0.76           (1.17)
                                        ------          ------          ------          ------          ------          ------
    Total from investment operations    $(0.15)         $ 0.36          $(0.04)         $ 0.82          $ 1.52          $(0.54)
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income            $(0.73)         $(0.44)         $(0.25)         $(1.58)         $ --            $(1.15)
  From net realized gain on
    investments and foreign
    currency transactions                 --             (0.06)          (0.06)           --             (0.45)          (0.29)
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --              --             (0.01)           --              --              --
                                        ------          ------          ------          ------          ------          ------
    Total distributions declared
     to shareholders                    $(0.73)         $(0.50)         $(0.32)         $(1.58)         $(0.45)         $(1.44)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of year           $10.32          $11.20          $11.34          $11.70          $12.46          $11.39
                                        ======          ======          ======          ======          ======          ======
Total return(+)                        (1.58)%           3.27%         (0.29)%           7.36%          13.93%         (4.63)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                             1.37%           1.35%           1.35%           1.42%           1.51%           1.54%
  Net investment income                  5.19%           6.28%           5.75%           5.70%           6.42%           5.45%
Portfolio turnover                        130%            334%            335%            370%            277%            358%
Net assets at end of year
 (000 omitted)                        $114,448        $139,648        $187,152        $283,770        $343,188        $370,110

  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                  PERIOD ENDED       -------------------------------------------------------------------------
                                  MAY 31, 1999            1998            1997            1996            1995            1994
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of year     $10.99          $11.13          $11.50          $12.28          $11.32          $13.35
                                        ------          ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income                 $ 0.23          $ 0.60          $ 0.55          $ 0.54          $ 0.65          $ 0.56
  Net realized and unrealized
    gain (loss) on investments and
    foreign currency transactions        (0.42)          (0.33)          (0.68)           0.17            0.76           (1.19)
                                        ------          ------          ------          ------          ------          ------
    Total from investment operations    $(0.19)         $ 0.27          $(0.13)         $ 0.71          $ 1.41          $(0.63)
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income            $(0.64)         $(0.35)         $(0.17)         $(1.49)         $ --            $(1.11)
  From net realized gain on
    investments and foreign
    currency transactions                 --             (0.06)          (0.06)           --             (0.45)          (0.29)
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --              --             (0.01)           --              --              --
                                        ------          ------          ------          ------          ------          ------
    Total distributions declared
     to shareholders                    $(0.64)         $(0.41)         $(0.24)         $(1.49)         $(0.45)         $(1.40)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of year           $10.16          $10.99          $11.13          $11.50          $12.28          $11.32
                                        ======          ======          ======          ======          ======          ======
Total return                           (1.90)%           2.46%         (1.08)%           6.39%          13.01%         (5.39)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                             2.13%           2.12%           2.10%           2.27%           2.33%           2.38%
  Net investment income                  4.42%           5.53%           5.03%           4.89%           5.59%           4.81%
Portfolio turnover                        130%            334%            335%            370%            277%            358%
Net assets at end of year
  (000 omitted)                        $59,341         $58,646         $77,962        $102,717         $90,978         $73,458

 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                  PERIOD ENDED       -------------------------------------------------------------------------
                                  MAY 31, 1999            1998            1997            1996            1995           1994*
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period   $11.03          $11.13          $11.51          $12.29          $11.31          $12.30
                                        ------          ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income                 $ 0.23          $ 0.60          $ 0.55          $ 0.55          $ 0.66          $ 0.50
  Net realized and unrealized
    gain (loss) on investments and
    foreign currency transactions        (0.42)          (0.33)          (0.68)           0.17            0.77           (1.35)
                                        ------          ------          ------          ------          ------          ------
    Total from investment operations    $(0.19)         $ 0.27          $(0.13)         $ 0.72          $ 1.43          $(0.85)
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income            $(0.63)         $(0.31)         $(0.18)         $(1.50)         $ --            $(0.14)
  From net realized gain on
    investments and foreign
    currency transactions                 --             (0.06)          (0.06)           --             (0.45)           --
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --              --             (0.01)           --              --              --
                                        ------          ------          ------          ------          ------          ------
    Total distributions declared
     to shareholders                    $(0.63)         $(0.37)         $(0.25)         $(1.50)         $(0.45)         $(0.14)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $10.21          $11.03          $11.13          $11.51          $12.29          $11.31
                                        ======          ======          ======          ======          ======          ======
Total return                           (1.88)%           2.46%         (1.10)%           6.56%          13.11%         (6.92)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                             2.13%           2.12%           2.10%           2.20%           2.26%           2.32%+
  Net investment income                  4.43%           5.52%           5.02%           4.97%           5.67%           5.06%+
Portfolio turnover                        130%            334%            335%            370%            277%            358%
Net assets at end of period
  (000 omitted)                         $4,685          $5,953          $9,534         $14,487         $11,813          $8,687

 * For the period from the inception of Class C, January 3, 1994, through November 30, 1994.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED NOVEMBER 30,
                                                           PERIOD ENDED           ------------------------------------
                                                           MAY 31, 1999                  1998                    1997*
                                                            (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                            $11.22                $11.37                   $11.24
                                                                 ------                ------                   ------
Income from investment operations# -
  Net investment income                                          $ 0.29                $ 0.73                   $ 0.61
  Net realized and unrealized loss on investments and
    foreign currency transactions                                 (0.43)                (0.35)                   (0.48)
                                                                 ------                ------                   ------
    Total from investment operations                             $(0.14)               $ 0.38                   $ 0.13
                                                                 ------                ------                   ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.76)               $(0.47)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                          --                   (0.06)                    --
                                                                 ------                ------                   ------
    Total distributions declared to shareholders                 $(0.76)               $(0.53)                  $ --
                                                                 ------                ------                   ------
Net asset value - end of period                                  $10.32                $11.22                   $11.37
                                                                 ======                ======                   ======
Total return                                                    (1.41)%                 3.49%                    1.16%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      1.13%                 1.12%                    0.99%+
  Net investment income                                           5.43%                 6.58%                    5.54%+
Portfolio turnover                                                 130%                  334%                     335%
Net assets at end of period (000 omitted)                        $1,825                $2,010                   $2,023

 * For the period from the inception of Class I, January 2, 1997, to November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Governments Fund (the Fund) is a non-diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices.

Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates.

Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains

At November 30, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,420,466 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2006.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $500 million of average net assets             0.75%
          Next $500 million of average net assets              0.70%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,652 for the period ended May 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $6,453 for the period ended May 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to October 1, 1989) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $36,716 for the period ended May 31, 1999. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the period ended May 31, 1999, were 0.24% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating solely to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,173 and $3,299 for Class B and Class C shares, respectively, for the period ended May 31, 1999. Fees incurred under the distribution plan during the period ended May 31, 1999, were 1.00% of each class' average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended May 31, 1999, were $109, $78,258, and $542 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                     $ 54,097,168      $ 43,781,093
                                               ------------      ------------
Investments (non-U.S. government securities)   $185,450,162      $215,477,416
                                               ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $190,599,763
                                                                   ------------
Gross unrealized depreciation                                      $ (7,336,088)
Gross unrealized appreciation                                           857,469
                                                                   ------------
    Net unrealized depreciation                                    $ (6,478,619)
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                     SIX MONTHS ENDED MAY 31, 1999           YEAR ENDED NOVEMBER 30, 1998
                                     -----------------------------           ----------------------------
                                         SHARES             AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             557,286       $  5,973,765         1,693,765         $ 18,654,349
Shares issued to shareholders
 in reinvestment of
 distributions                          719,649          7,570,720           598,017            6,524,492
Shares reacquired                    (2,654,004)       (28,052,095)       (6,327,946)         (70,140,851)
                                     ----------       ------------        ----------         ------------
    Net decrease                     (1,377,069)      $(14,507,610)       (4,036,164)        $(44,962,010)
                                     ==========       ============        ==========         ============
Class B Shares
                                     SIX MONTHS ENDED MAY 31, 1999           YEAR ENDED NOVEMBER 30, 1998
                                     -----------------------------           ----------------------------
                                         SHARES             AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,175,964       $ 12,347,029         1,120,857         $ 12,158,372
Shares issued to shareholders
 in reinvestment of
 distributions                          271,878          2,824,809           207,895            2,241,109
Shares reacquired                      (944,864)        (9,805,035)       (2,996,797)         (32,622,270)
                                     ----------       ------------        ----------         ------------
    Net increase (decrease)             502,978       $  5,366,803        (1,668,045)        $(18,222,789)
                                     ==========       ============        ==========         ============
Class C Shares
                                     SIX MONTHS ENDED MAY 31, 1999           YEAR ENDED NOVEMBER 30, 1998
                                     -----------------------------           ----------------------------
                                         SHARES             AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              46,964       $    495,345            92,283         $  1,004,163
Shares issued to shareholders
 in reinvestment of
 distributions                           20,706            216,177            15,866              171,670
Shares reacquired                      (148,454)        (1,553,122)         (425,019)          (4,649,784)
                                     ----------       ------------        ----------         ------------
    Net decrease                        (80,784)      $   (841,600)         (316,870)        $ (3,473,951)
                                     ==========       ============        ==========         ============
Class I Shares
                                     SIX MONTHS ENDED MAY 31, 1999           YEAR ENDED NOVEMBER 30, 1998
                                     -----------------------------           ----------------------------
                                         SHARES             AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               4,562       $     47,985            16,150           $  178,874
Shares issued to shareholders
 in reinvestment of
 distributions                           12,634            132,656             8,683               94,640
Shares reacquired                       (19,614)          (208,856)          (23,573)            (259,524)
                                     ----------       ------------        ----------         ------------
    Net increase (decrease)              (2,418)      $    (28,215)            1,260            $  13,990
                                     ==========       ============        ==========         ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended May 31, 1999, was $715. The Fund had no significant borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                  1999 CALLS                          1999 PUTS
                                     ---------------------------------   -----------------------------------
                                     PRINCIPAL AMOUNTS                     PRINCIPAL AMOUNTS
                                          OF CONTRACTS                          OF CONTRACTS
                                         (000 OMITTED)        PREMIUMS         (000 OMITTED)        PREMIUMS
------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
Australian Dollars                               9,101      $  171,185                 --       $      --
Canadian Dollars                                 8,814          74,929                 --              --
Deutsche Marks/British Pounds                    --              --                   20,340          91,753
Hong Kong Dollars                                --              --                   88,272         291,273
Japanese Yen/Euro                              836,034         100,078                 --              --
OPTIONS WRITTEN -
Australian Dollars                              26,288         241,261                17,253         110,745
British Pounds                                  14,374          88,311                 --              --
Canadian Dollars                                12,916          18,770                13,369          21,300
Deutsche Marks/British Pounds                    --              --                   37,808          14,294
Euro                                             9,373          56,155                17,093         106,363
Euro/British Pounds                              3,185          36,862                 3,064          16,914
Japanese Government Bonds                        --              --                  980,000         126,918
Japanese Yen                                 6,706,916         691,745             1,256,478          96,811
Swedish Kroners/British Pounds                  83,868         121,590                 --              --

OPTIONS TERMINATED IN CLOSING TRANSACTIONS -
Australian Dollars                              (9,101)       (171,185)              (17,253)       (110,745)
Deutsche Marks/British Pounds                     --              --                 (37,808)        (14,294)
Euro/British Pounds                             (3,185)        (36,862)               (3,064)        (16,914)
Japanese Yen                                  (838,468)       (185,430)                 --              --
Japanese Yen/Euro                             (836,034)       (100,078)                 --              --
OPTIONS EXPIRED -
Australian Dollars                             (16,200)       (126,657)                 --              --
British Pounds                                  (9,350)        (69,309)                 --              --
Canadian Dollars                               (21,730)        (93,699)              (13,369)        (21,300)
Deutsche Marks/British Pounds                     --              --                 (20,340)        (91,753)
Euro                                              --              --                 (17,093)       (106,363)
Japanese Yen                                (4,131,827)       (296,072)           (1,256,478)        (96,811)
Swedish Kroners/British Pounds                 (83,868)       (121,590)                 --              --
                                                            ----------                          ------------
OUTSTANDING, END OF PERIOD                                  $  400,004                          $    418,191
                                                            ==========                          ============

OPTIONS OUTSTANDING AT END OF PERIOD
 CONSIST OF:
Australian Dollars                              10,088      $  114,604                 --       $     --
British Pounds                                   5,024          19,002                 --             --
Euro                                             9,373          56,155                 --             --
Hong Kong Dollars                                --              --                   88,272        291,273
Japanese Government Bonds                        --              --                  980,000        126,918
Japanese Yen                                 1,736,621         210,243                 --             --
                                                            ----------                          ------------
OUTSTANDING, END OF PERIOD                                  $  400,004                          $    418,191
                                                            ==========                          ============

Certain options denominated in foreign currencies have been redenominated in accordance with the Euro conversion.

At May 31, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                       CONTRACTS TO                          CONTRACTS        APPRECIATION
            SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales              06/16/99  AUD                          $12,496,814    $  12,775,277          $(278,463)
                   06/16/99  CAD                           13,150,629       13,218,251            (67,622)
                   06/16/99  DKK                            7,924,215        7,570,086            354,129
                   06/16/99  GBP                            7,479,357        7,362,914            116,443
                   04/17/00  HKD                           18,145,733       18,135,015             10,718
                   06/16/99  JPY                            8,342,889        8,164,026            178,863
                   06/16/99  NZD                            9,469,086        9,541,832            (72,746)
                                                          -----------    -------------          ---------
                                                          $77,008,723    $  76,767,401          $ 241,322
                                                          ===========    =============          =========

Purchases          06/16/99  AUD                          $14,480,354    $  14,787,194          $ 306,840
                   06/16/99  CAD                            8,865,710        8,788,582            (77,128)
                   06/16/99  EUR                            9,698,077        9,459,596           (238,481)
                   06/16/99  GBP                           13,621,329       13,480,343           (140,986)
                   06/24/99  HKD                           11,366,021       11,381,482             15,461
                   06/07/99  JPY                           15,474,952       15,270,568           (204,384)
                                                          -----------    -------------          ---------
                                                          $73,506,443    $  73,167,765          $(338,678)
                                                          ===========    =============          =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $813,440 with Deutsche Bank and a net receivable of $588,317 with CS First Boston and $551,681 with Merrill Lynch at May 31, 1999.

At May 31, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                    UNREALIZED
DESCRIPTION                    EXPIRATION  CONTRACTS     POSITION DEPRECIATION
--------------------------------------------------------------------------------
Japan Government Bonds     September 1999          5         Long    $ 18,209
                                                                     --------

At May 31, 1999, the Fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

Swap Agreements
Interest Rate Swaps

                                                           CASH FLOWS                CASH FLOWS
                       NOTIONAL PRINCIPAL                     PAID BY               RECEIVED BY        UNREALIZED
EXPIRATION             AMOUNT OF CONTRACT                    THE FUND                  THE FUND      DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
3/22/03                   SEK  30,300,000               Fixed - 4.38%      Floating - 3M STIBOR         $ 32,549
3/22/03                   EUR   3,290,000       Floating - 6M EURIBOR             Fixed - 3.76%            4,296
                                                                                                        --------
                                                                                                        $ 36,845
                                                                                                        ========

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1999, the Fund owned the following restricted securities (constituting 1.27% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                   DATE OF      SHARE/PAR
DESCRIPTION                                    ACQUISITION         AMOUNT            COST           VALUE
---------------------------------------------------------------------------------------------------------
Morocco Restructuring & Consolidating
  Agreement, 6.063s, 2009                       11/19/1998      2,928,095      $2,345,424      $2,298,555

MFS(R) GLOBAL GOVERNMENTS FUND

TRUSTEES                                                 SECRETARY
Richard B. Bailey* - Private Investor;                   Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                         CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive            State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified services
company)                                                 INVESTOR INFORMATION
                                                         For MFS stock and bond market outlooks,
Lawrence T. Perera - Partner, Hemenway                   call toll free: 1-800-637-4458 anytime from
& Barnes (attorneys)                                     a touch-tone telephone.

William J. Poorvu - Adjunct Professor, Harvard           For information on MFS mutual funds, call your
University Graduate School of Business                   financial adviser or, for an information kit, call
Administration                                           toll free: 1-800-637-2929 any business day from 9
                                                         a.m. to 5 p.m. Eastern time (or leave a message
Charles W.Schmidt - Private Investor                     anytime).

Arnold D. Scott* - Senior Executive                      INVESTOR SERVICE
Vice President, Director, and Secretary,                 MFS Service Center, Inc.
MFS Investment Management                                P.O. Box 2281
                                                         Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                         For general information, call toll free:
MFS Investment Management                                1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
Elaine R. Smith - Independent Consultant
                                                         For service to speech- or hearing-impaired, call
David B. Stone - Chairman and Director,                  toll free: 1-800-637-6576 any business day from 9
North American Management Corp.                          a.m. to 5 p.m. Eastern time. (To use this service,
(investment advisers)                                    your phone must be equipped with a
                                                         Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For share prices, account balances, and exchanges,
500 Boylston Street                                      call toll free: 1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                                    anytime from a touch-tone telephone.

DISTRIBUTOR                                              WORLD WIDE WEB
MFS Fund Distributors, Inc.                              www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
Christopher D. Piros*
James T. Swanson*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R) GLOBAL GOVERNMENTS FUND                                      ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                MWG-3  7/99  35M  20/220/320/820